Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

19. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occur after the balance sheet date up to the date that the consolidated financial statements are issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

As of December 31, 2018, the Company had $10.0 million outstanding on the Modified Hana Loan which was repaid in full in January 2019. See Note 8, Debt, for further discussion.

In February of 2019, the Company issued 1,300,214 NESR ordinary shares to satisfy our obligation in connection with the NPS Equity Stock Earn-Out. See Note 4, Business Combination for further discussion.